Exhibit 10.2

Warrant Number: __

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

Void after 5:00 p.m. Central Standard Time on __________.

WARRANT TO PURCHASE COMMON STOCK OF

BOO KOO HOLDINGS, INC.

FOR VALUE RECEIVED, Boo Koo Holdings, Inc., a Delaware corporation (the "Company"), hereby certifies that ___________, or his permitted assignees, is entitled to purchase from the Company the number of fully paid and non-assessable shares of the Common Stock, $0.01 par value, of the Company as determined in the next paragraph at the Per Share Warrant Price of $0.01 per share prior to 5:00 p.m. Central Standard Time on _________, as adjusted herein pursuant to Section 3. (Hereinafter, (i) said Common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of Common Stock purchasable hereunder are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder." The Per Share Warrant Price is subject to adjustment as hereinafter provided, and in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Price in effect immediately after such adjustment.

The number of Warrant Shares purchasable hereunder (subject to adjustment as set forth herein) shall equal ________ shares of Common Stock, adjusted as of the date of such purchase, as provided for in numbered paragraph 3 below.

1.  Exercise of Warrant.

(a)      This Warrant may be exercised by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. Upon such surrender of this Warrant, the Company will issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine).

(b) No Warrant granted herein shall be exercisable after _________

2.  Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of Common Stock as from time to time shall be receivable upon the exercise of this Warrant.

3.  Anti-Dilution Provisions.

(a)  If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of the Common Stock (i) securities, other than shares of the Common Stock, or (ii) property, other than cash, without payment therefor, with respect to the Common Stock, then, and in such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and properties which the Holder would hold on the date of such exercise if, on the date of this Warrant, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares and the securities and properties (as described in (i) and (ii) above) receivable by the Holder during such period. Notice of each such distribution shall be mailed to the Holder within 30 days after the date of any such distribution.

(b)  In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price in effect immediately prior to such action shall be adjusted so that if the Holder surrendered this Warrant for exercise immediately thereafter the Holder would be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised at that time. An adjustment made pursuant to this subsection (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(c)  Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and upon modification of the rights of the Holder of this Warrant in accordance with this Section 3, the Company shall promptly prepare a certificate of an officer of the Company, setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or modification, a brief statement of the facts requiring such adjustment or modification, and the manner of computing the same and cause a copy of such certificate to be mailed to the Holder within 30 days after the date of such adjustment.

(d)  If the Board of Directors of the Company shall declare any dividend or other distribution in cash with respect to the Common Stock, the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholder entitled to participate in such dividend or other distribution.

4.  Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, all Federal and state stamp or similar taxes that may be payable in respect to the issue of any Warrant Share of certificate therefor.

5.  Transfer.

(a)  Securities Laws. This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise deposed of unless an exemption from such registration is available. In the event the Holder desires to transfer this Warrant, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only upon receipt of the Company of an opinion of counsel to the Holder, or other evidence, if reasonably requested by the Company, to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either such act.

(b)  Conditions to Transfer. Prior to any proposed transfer referred to in subparagraph (a) above, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

(c)  Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 5, and the Holder hereby agrees to indemnify and hold harmless the Company, its representative and each officer and director thereof from and against any and all loss, damage or liability (including all attorney's fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of this Warrant, (b) any transfer of any of the Warrant or the Warrant Shares in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (c) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

(d)  Transfer. Subject to the restrictions contained herein, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time upon surrender of this Warrant properly endorsed. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant shall be null and void and without effect.

(e)  Legend and Stop Transfer Order. The Company shall instruct its transfer agent to enter stop transfer orders with respect to the shares of Common Stock issuable upon exercise of the Warrants, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend:

"The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

6.  Registration Rights. The Company hereby agrees to use commercially reasonable efforts to provide registration rights with regard to the Warrant Shares issuable to Holder and its affiliates upon exercise of this Warrant that are the same as the registration rights provided to investors in the next round of equity financing.

7.  Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

8.  Warrant Holder Not Shareholder. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

9.  Communication. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed:

(a)  the Company at 4951 Airport Parkway, Suite 660, Addison, Texas 75001, Attention: President; and

(b)  the Holder at _____________________; or such other address as the Holder has designated in writing to the Company.

10.  Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

(a) This Warrant and the Warrant Shares issuable upon exercise thereof are being acquired for his own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act, other than to his affiliates or investors in a private transaction in compliance with applicable securities laws. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale as set forth herein.

(b) The Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration.

(c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares purchasable pursuant to the terms of this Warrant and of protecting his interests in connection therewith.

(d) The Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant.

(e) The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

11.  Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

12.  Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Texas without regard to the conflict of laws principles thereof.

13.  Certification. Each of Company and Holder (by acceptance of this Warrant) hereby certifies to the other that (i) the Company or Holder as applicable, has been advised to seek the advice of an attorney and an accountant in connection with this Warrant; and (2) the Company and Holder have had the opportunity to seek the advice of an attorney and accountant of the Company’s or Holder’s, as applicable, choice in connection with this Warrant.

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IN WITNESS WHEREOF, Boo Koo Holdings, Inc. has caused this Warrant to be signed by its duly authorized officer as of this _____ day of ________, 2008.

BOO KOO HOLDINGS, INC.

By: ___________________
Name: Stephen C. Ruffini
Title: COO/CFO

SUBSCRIPTION

The undersigned, ________________________________ pursuant to the provisions of the foregoing Warrant agrees to subscribe for the purchase of ______________ shares of the Common Stock of Boo Koo Holdings, Inc., a Delaware corporation, covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated: _____________________________	Signature:________________
Address:

ASSIGNMENT

FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto _________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint __________________ an attorney, to transfer said Warrant on the books of Boo Koo Holdings, Inc., a Delaware corporation.

Dated: _____________________________	Signature:________________
Address:

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfer unto ________________________ the right to purchase _____________ shares of the Common Stock of Boo Koo Holdings, Inc., a Delaware corporation, by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ______________________________, an attorney, to transfer that part of said Warrant on the books of Boo Koo Holdings, Inc.

Dated: _____________________________	Signature:________________
Address: